UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 14, 2024, Planet 13 Holdings Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) reporting the completion of its acquisition of all of the membership interests in VidaCann, LLC (“VidaCann”). This amendment amends the Original Filing to include financial statements of VidaCann required by Item 9.01(a) and pro forma financial statements of the Company required by Item 9.01(b).

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of businesses or funds acquired.

The audited financial statements of VidaCann as of and for the fiscal year ended December 31, 2023 are filed as Exhibit 99.1 and incorporated into this Item 9.01(a). The unaudited financial statements of VidaCann as of March 31, 2024 and for the three months ended March 31, 2024, and the notes related thereto, are filed as Exhibit 99.2 and incorporated into this Item 9.01(a). The audited financial statements of VidaCann as of and for the fiscal year ended December 31, 2022 were filed as Exhibits 99.4 of the Company’s Current Report on Form 8-K, filed on March 4, 2024, and are incorporated into this Item 9.01(a).

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2024 and the unaudited pro forma condensed combined statements of operations and comprehensive income for the three months ended March 31, 2024 and for the year ended December 31, 2023 are filed as Exhibit 99.4 and incorporated into this Item 9.01(b).

(d) Exhibits

Incorporated by Reference
Exhibit No.	Description	Form	Exhibit	Filing Date	Filed/Furnished Herewith
23.1	Consent of Masters, Smith & Wisby, P.A. (VidaCann 2022).	8-K	23.2	03/04/2024
23.2	Consent of Masters, Smith & Wisby, P.A. (VidaCann 2023).				✓
99.1	Audited financial statements of VidaCann, LLC as of December 31, 2023 and for the year ended December 31, 2023, and the notes related thereto.				✓
99.2	Unaudited financial statements of VidaCann, LLC as of March 31, 2024 and for the three months ended March 31, 2024, and the notes related thereto.				✓
99.3	Audited financial statements of VidaCann, LLC as of December 31, 2022 and for the year ended December 31, 2022, and the notes related thereto.	8-K	99.4	03/04/2024
99.4	Unaudited Pro Forma Consolidated Financial Statements.				✓
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet 13 Holdings Inc.

Date: July 24, 2024	By:	/s/ Robert Groesbeck
	Name	Robert Groesbeck
	Its:	Co-Chief Executive Officer

Date: July 24, 2024	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Its:	Co-Chief Executive Officer

3